EXHIBIT 99.6

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-9

15 year Conforming - Investor

Term Sheet

Collateral Size	$23MM +/-

GWAC	5.78% +/- 10bps

WAM	178 +/-

California	24%

FICO	743 +/-

Average Loan Balance	$112,635 +/-

WA LTV	62% +/-

Cash-Out Refi	43% +/-

SF/PUD	56% +/-
2-4 Family	32% +/-

Full Doc	60% +/-
Reduced Doc	31% +/-
No Doc	6% +/-
No Ratio	3% +/-

Investor Property	100% +/-

IO Loans	0% +/-

Prepay Penalty	9% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	10/31/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-9

15 year Conforming – Pass Through

Term Sheet

Collateral Size	$34 MM +/-

GWAC	5.62% +/- 10bps

WAM	178 +/-

California	13%

FICO	722 +/-

Average Loan Balance	$182,484 +/-

WA LTV	60% +/-

Cash-Out Refi	52% +/-

SF/PUD	73% +/-
2-4 Family	18% +/-

Full Doc	12% +/-
Reduced Doc	37% +/-
No Doc	46% +/-
No Ratio	4% +/-

Investor Property	0% +/-

IO Loans	0% +/-

Prepay Penalty	16% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	10/31/2005

Clean Up Call	10%

Subordination will be crossed

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-9

30 year Conforming – 5.9% WAC

Term Sheet

Collateral Size	$316 MM +/-

GWAC	5.92% +/- 10bps

WAM	358 +/-

California	27%

FICO	726 +/-

Average Loan Balance	$190,217 +/-

WA LTV	69% +/-

Cash-Out Refi	37% +/-

SF/PUD	76% +/-
2-4 Family	14% +/-

Full Doc	38% +/-
Reduced Doc	36% +/-
No Doc	21% +/-
No Ratio	4% +/-

Investor Property	30% +/-

IO Loans	24% +/-

Prepay Penalty	15% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	10/31/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-9

30 year Conforming – 6% Pass Through Investor

Term Sheet

Collateral Size	$75 MM +/-

GWAC	6.69% +/- 10bps

WAM	358 +/-

California	23%

FICO	725 +/-

Average Loan Balance	$149,051 +/-

WA LTV	72% +/-

Cash-Out Refi	29% +/-

SF/PUD	61% +/-
2-4 Family	26% +/-

Full Doc	51% +/-
Reduced Doc	31% +/-
No Doc	13% +/-
No Ratio	5% +/-

Investor Property	100% +/-

IO Loans	8% +/-

Prepay Penalty	7% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	10/31/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual,  Inc. Company

WMALT 2005-9

30 year Conforming – 6% Pass Through

Term Sheet

Collateral Size	$98 MM +/-

GWAC	6.65% +/- 10bps

WAM	358 +/-

California	14%

FICO	706 +/-

Average Loan Balance	$181,647 +/-

WA LTV	77% +/-

Cash-Out Refi	35% +/-

SF/PUD	77% +/-
2-4 Family	9% +/-

Full Doc	10% +/-
Reduced Doc	52% +/-
No Doc	33% +/-
No Ratio	5% +/-

Investor Property	0% +/-

IO Loans	34% +/-

Prepay Penalty	9% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	10/31/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.